UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2004

Magellan Health Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Munson Road Farmington, Connecticut		06032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

6950 Columbia Gateway Drive, Suite 400, Columbia, Maryland 21046
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On March 30, 2004, Magellan Health Services, Inc. reported operating results for the fourth quarter and year ended December 31, 2003.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated March 30, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:              Not applicable.

(b)  Pro forma financial information:                  Not applicable.

(c)          Exhibits:

Exhibit Number	Description
99.1	Registrant’s press release dated March 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Magellan Health Services, Inc.
(Registrant)

Date: March 31, 2004	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and Chief Financial Officer